FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


         This First Amendment to Employment Agreement ("Amendment") is made by POORE BROTHERS, INC. ("Company"), a Delaware corporation, and DAVID J. BRENNAN ("Consultant"), a married man, is effective February 2, 1997 ("Modification Date"), and is a modification of and an amendment to that certain Employment Agreement dated March 11, 1996 by and between Poore Brothers, Inc. and David J. Brennan ("Agreement").

         Company and Consultant desire that Consultant's employment by Company terminate and that Consultant be engaged as an independent contractor for Company, as provided in this Amendment.

         In consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt of which is acknowledged, Company and Consultant agree as provided in this Amendment.

         1. Section 1 of the Agreement is hereby amended, effective on the Modification Date, to read in its entirety as follows:

                  Company retains Consultant, and Consultant agrees to render services to Company, upon the terms and conditions of this Agreement. Company and Consultant agree that Consultant will be an independent contractor, that Consultant will not be an employee of Company for federal tax or other purposes, that Consultant may render consulting services for third parties (provided he is not in breach of this Agreement), that Consultant will not be eligible for the employee benefits offered by Company to its employees in general (except for such benefits as are specifically provided in this Agreement), and that Company will not withhold any taxes from the compensation it pays to Consultant hereunder. Consultant shall be responsible for any quarterly estimated tax payments, and shall indemnify Company against Consultant's income and self-employment tax liabilities, on such compensation paid to him by Company.

         2. Section 2 of the Agreement is hereby amended, effective on the Modification Date, to read in its entirety as follows:

                  Consultant shall be retained as a consultant for Company for a period 90 days beginning February 2, 1997. In addition, Company shall have the one time option to extend Consultant's engagement hereunder for an additional 60 days by giving written notice to Consultant of Company's election to exercise such option provided such notice is given before the expiration of the 90-day consulting period. However, if Consultant receives and negotiates a payment from Company for compensation for the period following the expiration of such 90-day period, then Company and Consultant shall be deemed to have extended Consultant's engagement hereunder as a consultant for Company for such additional 60-day period.

                  Company and Consultant agree that the change of Consultant's title and duties and the termination of Consultant's employment by Company shall be, for all purposes, deemed to be a voluntary resignation by Consultant and not a breach of the Agreement by Consultant. Consultant hereby resigns as an officer of Company effective on the Modification Date.

         3. Section 3 of the Agreement is hereby amended, effective on the Modification Date, to read in its entirety as follows:

                  During the period of Consultant's engagement with Company, Consultant shall perform such consulting services as may be reasonably requested by Company from time to time including, without limitation, the following:

                            (a) Assisting  Company in making the transition from
                  Consultant being the president and chief executive officer of Company to his successor assuming such duties;

                            (b) Consulting  with Company in connection  with its
                  possible disposition of its subsidiary Poore Brothers of Texas, Inc.; and

                            (c) Consulting  with Company in connection  with any
                  proposed   acquisition  by  Company  of  other   companies  or
                  businesses.

                  In addition, during the period of Consultant's engagement by Company as a consultant, Consultant may continue to serve on the board of directors of Company at the pleasure of the shareholders of Company. Consultant desires to continue serving on the Board of Directors of Company. Accordingly, Company shall nominate Consultant for reelection to the board of directors of Company.

         4. Section 4 of the Agreement is hereby deleted effective on the Modification Date. Consultant hereby resigns as an officer and as a member of the board of directors of each of Company's subsidiary or affiliated corporations who agree to and accept this Amendment by their execution below.

         5. Section 5 of the Agreement is hereby amended, effective on the Modification Date, to read in its entirety as follows:

                  During the period of Consultant's engagement by Company, Consultant shall receive from Company compensation equal to $5,000 per month.

                  In addition, Consultant shall receive from Company the sum of $4,807.69, less all applicable withholding, for two weeks of vacation pay which was accrued but unpaid as of the Modification Date, and such sum shall be payable to Consultant on Company's next payroll payment date.

         6. Section 6 of the Agreement is hereby deleted effective on the Modification Date.

         7. Section 7 of the Agreement is hereby amended, effective on the Modification Date, to read in its entirety as follows:

                  Company shall continue covering Consultant on Company's health insurance plan, at Company's expense, for the period Consultant is engaged as a consultant hereunder. Company shall provide such coverage for Consultant's dependents, at Consultant's expense, if Consultant elects such additional coverage. Consultant's COBRA rights shall commence upon the expiration of his engagement as a consultant for Company under this Agreement.

         8. Section 8(c) of the Agreement is hereby amended, effective on the Modification Date, by deleting therefrom the words "(including those named in Section 4 above)".

         9. Company and Consultant acknowledge that Consultant exercised his option under, and purchased 100,000 shares of Company's $0.01 par value voting common stock pursuant to, Section 9(a) of the Agreement. Company and Consultant further acknowledge that Consultant purchased from Company, and currently owns, an additional 100,000 shares of Company's $0.01 par value voting common stock. In addition, Company and Consultant agree that the option granted by Company to Consultant pursuant to that certain Incentive Stock Option Agreement dated October 22, 1996 to purchase 30,000 shares of Company's $0.01 par value common stock for $3.50 per share is fully vested and the Incentive Stock Option Agreement is otherwise hereby ratified and confirmed. Consultant acknowledges that he has been granted no options, and is not entitled to be granted any additional options, to purchase shares of Company's capital stock except as specifically provided for or referenced in the Agreement and this Amendment.

         The last sentence of Section 9(b) of the Agreement is hereby amended, effective on the Modification Date, to read as follows:

                  The option granted under this subsection shall be fully vested on April 1, 1997.

                            Sections  9(c) and 9(d) of the  Agreement are hereby
deleted effective on the Modification Date.

                  10.  Company  and  Consultant  agree  that all  references  in
Section 10 of the Agreement and in all other sections of the Agreement to "Employee" are to "Consultant", effective on the Modification Date.

                  11. Section 11(a) of the Agreement is hereby amended, effective on the Modification Date, to delete the phrase "for a one-year period thereafter" on the second line thereof and to insert in lieu thereof the phrase "and thereafter through January 31, 1998."

                  12. Section 12(c) of the Agreement is hereby deleted effective on the Modification Date.

                  13. Section 13 of the Agreement is hereby amended, effective on the Modification Date, to delete the words "named in Section 4 above" from the second line thereof and to delete the words "(including those named in Section 4 above)" in both places such words appear therein.

                  14. Section 14 of the Agreement is hereby amended, effective on the Modification Date, to delete the words "or popcorn" and the words "and popcorn" wherever they appear therein and to delete the words "the date of termination of Consultant's employment by Company" in the second sentence thereof and to insert in lieu thereof the words "February 2, 1997".

                  15. Section 15 of the Agreement is hereby amended, effective on the Modification Date, by renumbering such section as Section 16. A new section 15 is hereby added to the Agreement, effective on the Modification Date, as follows:

                  15. Releases.

                            (a) Consultant, on behalf of himself and his marital
                  community, heirs, executors, personal representatives and assigns, does hereby release and forever discharge Company and any subsidiary company and any other company affiliated with or under common ownership with Company, and each of their respective current and former officers, partners, principals, directors, shareholders, attorneys, employees, agents, servants, representatives, independent contractors, guarantors, heirs, successors, insurers, assigns, and all affiliated entities, hereinafter collectively referred to as the "Released Parties," from any and all claims, demands, causes of actions, or liabilities of any kind or character, known or unknown, arising or accruing through February 2, 1997, including, without limitation, all claims that are in any way related to Consultant's employment by Company under this Agreement (except for the provisions hereof which are specifically stated herein to survive) or the change in Consultant's status from an employee to that of an independent contractor.

                                   (i) Without  limiting the  generality  of the
                  foregoing, the full release contained in this subsection (a) applies to all claims arising prior to February 2, 1997 under the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Labor Management Relations Act, the Consultant Retirement Income Security Act of 1974, the Fair Labor
                  Standards Act, the Family and Medical Leave Act, the Immigration Reform and Control Act, the Consolidated Omnibus Budget Reconciliation Act, the occupational Safety and Health Act, or any comparable state occupational safety and health statute, the Workers' Adjustment and Retraining Act, 42 U.S.C. ss. 1981, the Arizona Civil Rights Act, the Arizona Wage Act, and any other applicable state or federal statute, and any common law cause of action, including without limitation claims for breach of contract, wrongful discharge, unpaid wages, tort, personal injury, or any claim for attorney's fees or other damages, costs or expenses of any kind or nature.

                                   (ii) Notwithstanding the foregoing, the release by Consultant contained in this subsection (a) does not waive any claim arising out of any breach or alleged breach of this Agreement from and after February 2, 1997 by Consultant, or any claim that may arise under or by reason of Consultant's engagement by Company as an independent contractor for Company.

                                   (iii) Each of the Released Parties (other than Company) is intended as, and is expressly designated as, a third party beneficiary of this subsection (a).

                                   (iv) Upon termination of Consultant's employment by Company, Consultant shall return all of Company's property that is in his possession, custody, or control including, without limitation, the automobile, credit card and cellular telephone to which reference is made below, and all records, files, goods, equipment, documents, computer software, data, disks, and any other property of Company and any copies thereof.

                                   (v)   Consultant   agrees  not  to  make  any
                  defamatory comments about Company to any person after February 2, 1997.

                                   (vi) Consultant agrees not to bring a lawsuit
                  against Company or to file or lodge any type of complaint against Company alleging violation of any law by Company with any governmental agency arising from Consultant's employment by Company through February 1, 1997.

                                   (vii) The remedies  specifically  provided by
                  this subsection (a) are not exclusive, and are cumulative with, and in addition to, any other remedy now or hereafter available at law. Without limiting the generality of the foregoing, Company may pursue injunctive relief, actual damages, and/or any other remedy provided at law.

                                   (viii) Consultant understands and agrees that
                  Company is not admitting to any liability to Consultant and is making a compromise and settlement.

                                   (ix) Consultant is advised to consult with an
                  attorney respecting this subsection (a). By his signature below, Consultant acknowledges that he has been so advised, and that he has had an opportunity to consult with an attorney.

                                   (x) Consultant  acknowledges that he has been
                  given a period of twenty-one (21) days within which to consider this Subsection (a).

                                   (xi) For a period  of  seven  days  following
                  February 2, 1997, Consultant may revoke this Agreement, as amended effective February 2, 1997, in which case it shall not become effective or enforceable. The provisions of this Agreement, as amended effective February 2, 1997, shall become effective upon the eighth day following such date provided Consultant has not revoked the same as provided above.

                            (b) Company, on its behalf and on behalf of its successors and assigns, and each of Company's subsidiary and affiliated companies, on their behalf and on behalf of their respective successors and assigns, herein collectively the "Company Releasors", hereby freely and voluntarily forever release and discharge Consultant and his spouse, and their respective heirs, personal representatives, successors and assigns, and their respective attorneys, agents and representatives, herein collectively the "Consultant Releasees", of and from any and all claims, demands, causes of action, suits, damages, losses, costs and expenses of any kind or nature whatsoever (collectively "Company Claims") resulting from, arising out of, or any way connected with or concerning Consultant's employment by Company through February 1, 1997, or the change in Consultant's titles and duties on February 2, 1997.

                                   (i) This  subsection  (b) is  intended by the
                  Company Releasors and the Consultant Releasees as a full and complete settlement of the rights and obligations among them concerning such employment and such change in titles and duties, and the release and discharge of the Company Claims includes all claims and causes of action under federal statutes and regulations, Arizona statutes and regulations, all other statutes and governmental ordinances, rules and regulations, and all constitutional, common law, tort and contract claims and remedies that the Company Releasors have
                  ever  had  or  now  has,   known  or  unknown,
                  suspected or unsuspected, contingent or otherwise, or that anyone claiming through or under the Company Releasors or any of them ever had or now has or claim to have against the Consultant Releasees or any of them.

                                   (ii) Notwithstanding the foregoing, the release and discharge by Company of the Company Claims does not waive any claim arising out of any breach or alleged breach of this Agreement from and after February 2, 1997 by Consultant, or any claim that may arise by reason of
                  Consultant's engagement as an independent contractor for Company.

                                   (iii) Each of the Consultant Releasees (other
                  than Consultant) is intended to be, and is expressly designated as, a third party beneficiary of this subsection
                  (b).

                                   (iv) Company  agrees that none of the Company
                  Releasors and none of the Released Parties described under subsection (a) shall make any defamatory comments about Consultant or Consultant's employment by Company or any of its subsidiary or affiliated companies after February 2, 1997.

                                   (v) Company and its subsidiary and affiliated
                  companies, by their execution below, agree not to bring a lawsuit against any of the Consultant Releasees or to file or lodge any type of complaint against Consultant alleging violation of any law by Consultant with any governmental agency arising from Consultant's employment by Company or any of such subsidiary or affiliated companies or the change in Consultant's titles and duties.

                                   (vi) The remedies provided in this subsection
                  (b) are not exclusive and are cumulative with, and in addition to, any other rights and remedies now or hereafter available at law or in equity. Without limiting the generality of the foregoing, the Consultant Releasees may pursue injunctive relief, actual damages and/or any other remedy provided at law or in equity.

                                   (vii) The Company  Releasors  understand  and
                  agree that Consultant is not admitting to any liability to any of the Company Releasors and is making a compromise and settlement.

                  16. Sections 16(a), (b), (d) and (e) (formerly  subsections of
Section 15) of the Agreement are hereby amended by deleting from each such subsection the words "(and its subsidiaries named in Section 4 above)" and inserting in lieu thereof the words "and its subsidiaries and affiliates". Section 16(j) (formerly
Section 15(j)) of the Agreement is hereby amended, effective on the Modification Date, by deleting therefrom the words "which includes those named in Section 4".

                  17. Subsection (g) of Section 16 (formerly Section 15) of the Agreement is hereby amended, effective on the Modification Date, to read in its entirety as follows:

                           This  Agreement  is being  approved  and  accepted by
                  Poore Brothers Arizona, Inc., Poore Brothers Distributing, Inc., Poore Brothers of Texas, Inc., and Poore Brothers Southeast, Inc., and is also being approved and accepted by Mary C. Brennan. By their execution below, each of such subsidiaries or affiliates of Company agree to be bound by all of the terms and provisions of this Agreement that are applicable to Company or to any of such subsidiaries or affiliates. By her execution below, Mary C. Brennan, who is the wife of Consultant, agrees to be bound by all of the terms and provisions of this Agreement that are applicable to Consultant.

                  18. New subsections (k) and (l) are hereby added to Section 16 (formerly Section 15) of the Agreement, effective on the Modification Date, as follows:

                           (k) This  Agreement  may be executed in any number of
                  counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same agreement. This Agreement may be executed and delivered by facsimile transmission upon confirmation of receipt by the other party, which will have the same effect as delivery of the written Agreement.

                           (l) The  provisions  of Sections 9 through 16 of this
                  Agreement shall survive the termination of Consultant's employment by Company and his engagement as a consultant for Company.

                  In witness whereof, Company and Consultant have executed this Amendment as of the Modification Date.


POORE BROTHERS, INC.


By___________________________                      _____________________________
                                                   David J. Brennan
Its__________________________

                     [Company]                                      [Consultant]

Agreed and Accepted by each of:                    Agreed and Accepted by:


POORE BROTHERS ARIZONA, INC.                       _____________________________
                                                   Mary C. Brennan


By______________________________

Its_____________________________


POORE DISTRIBUTING, INC.



By______________________________

Its_____________________________

POORE BROTHERS OF TEXAS, INC.



By______________________________

Its_____________________________


POORE BROTHERS SOUTHEAST, INC.



By______________________________

Its_____________________________
                                      -10-